UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 11, 2006

DAG Media, Inc.
(Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)	000-25991 (Commission File Number)	11-3474831 (IRS Employer Identification No.)

192 Lexington Avenue, New York, NY (Address of Principal Executive Offices)	10016 (Zip Code)

(212) 489-6800
(Registrant’s telephone number,
including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

            Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01.      Entry into a Material Definitive Agreement.

            On October 11, 2006, DAG Media, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with Mr. Guy Mushkat, the founder and Chief Executive Officer of Shopila Corporation (“Shopila”), Delaware corporation, operating the website www.shopila.com. Pursuant to the terms of the Agreement, the Company purchased 80% of the issued and outstanding common shares of Shopila from Mr. Guy Mushkat, in consideration for $100,000 in cash, the issuance of 50,000 restricted shares of the Company’s common stock, par value $0.001 (the “Common Stock”), and an option to purchase 50,000 shares of the Company’s Common Stock under the Company’s 1999 Stock Option Plan with an exercise price equal to the fair market value at the date of grant, and such options vesting annually in three equal consecutive installments, commencing October 11, 2007. In addition, as further provided by the Agreement, the Company has agreed to replace Mr. Guy Mushkat’s personal guaranties to Shopila’s liabilities up to $90,000.

            The Agreement contains normal and customary representations, warranties and covenants. In addition, and as provided by the Agreement, Mr. Guy Mushkat entered into a 5 year employment agreement (the “Employment Agreement”) with Shopila, under its new ownership structure, according to which Mr. Guy Mushkat will continue to serve as the Chief Executive Officer of Shopila. Pursuant to the terms of the Employment Agreement, Mr. Guy Mushkat will receive an annual base salary of $100,000 as well as an annual incentive bonus in the amount equal to of 25% of the net earnings of Shopila. Together with the Employment Agreement, Mr. Guy Mushkat signed a non-disclosure and a non-compete agreement. Mr. Mushkat is not deemed to be an executive officer of the Company.

            The foregoing summary of the Agreement is qualified in its entirety by reference to the complete text of the Agreement, which is filed herewith as Exhibit 10.1, and is incorporated, herein by reference.

Item 8.01.      Other Events.

            On October 12, 2006, the Company issued a press release announcing that it had executed the Agreement pursuant to which it purchased 80% of the issued and outstanding shares of Shopila from Mr. Guy Mushkat. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01.      Financial Statements and Exhibits.

            (d) Exhibits.

Number	Description
10.1	Stock Purchase Agreement by and between DAG Media, Inc. and Guy Mushkat.
99.1	Press Release issued October 12, 2006.

- 2 -

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 16, 2006	DAG MEDIA, INC. By: /s/ Assaf Ran Name: Assaf Ran Title: President and Chief Executive Officer

- 3 -